Exhibit Sub-Item 77Q3
Prudential 20/20 Focus Fund
For the semi-annual period ended July 31, 2002
File number 811-08587



CERTIFICATIONS

I, David R. Odenath, certify that:

1. I have reviewed this report on Form N-SAR of Prudential 20/20 Focus
Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report and

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 25, 2002



								/s/
David R. Odenath, Jr.
								David
R. Odenath, Jr.

	President and
Princi
pal Executive
Officer








T:\CLUSTER 1\Nsar\20F\SOXExhibitA.doc










Exhibit Sub-Item 77Q3
Prudential 20/20 Focus Fund
For the semi-annual period ended July 31, 2002
File number 811-08587



CERTIFICATIONS

I, Grace C. Torres, certify that:

1. I have reviewed this report on Form N-SAR of Prudential 20/20 Focus
Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report and

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 25, 2002



								/s/
Grace C. Torres
								Grace
C. Torres

	Treasurer and Principal
Finan
cial and
Accounting
Officer








T:\CLUSTER 1\Nsar\20F\SOXExhibitA.doc